SECOND MODIFICATION AND EXTENSION AGREEMENT

THIS SECOND MODIFICATION AND EXTENSION AGREEMENT ("Second Modification") is entered into as of March 26, 2002, by and between COMMERCE BANK, N.A. ("Bank") and LABONE, INC. ("Company")

WITNESSETH:

WHEREAS, pursuant to that certain Letter Agreement dated December 17, 2002, by and between Bank and Company, as modified by that certain Modification and Extension Agreement dated March 8, 2002 ("First Modification"), Bank agreed to extend a Line of Credit to Company in the maximum principal amount of $35,000,000, and to make advances to Company, subject to certain terms, limitations and conditions contained therein;

WHEREAS, to evidence the borrowings and the related obligations under the Line of Credit, Company has delivered to Bank that certain Line of Credit Note ("Note") dated of even date with the Letter Agreement;

WHEREAS, pursuant to the terms of the Letter Agreement, Company's right to request advances from Bank automatically terminated on March 10, 2002 ("Termination Date"), and all sums outstanding on such date were due and payable in full; and

WHEREAS, Bank and Company have agreed to further modify the Letter Agreement and the Note as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Bank and Company do hereby mutually agree as follows:

1. Terms used herein, which are defined in the Letter Agreement, shall have the meanings given to them in the Letter Agreement.

2. The third paragraph of the Letter Agreement, titled "Repayment, Maturity", is hereby further modified by deleting the date "March 31, 2002" and inserting in lieu thereof the date "May 31, 2002". The Note is hereby further modified consistent with the foregoing modification.

3. Except as modified herein and by the First Modification, all other terms, provisions, conditions and obligations imposed under the terms of the Letter Agreement and Note shall remain in full force and effect and are hereby ratified and certified by Bank and Company.

4. This Second Modification shall be governed by, and construed in accordance with, the laws of the State of Missouri.

IN WITNESS WHEREOF, Bank and Company have executed this Second Modification as of the date first above written.

COMMERCE BANK, N.A.

By: /s/ Pam Hill
Title: Vice President

LABONE, INC.

By: /s/ John McCarty
Title: Exec. VP and CFO

Acknowledged:

By the execution hereof, the undersigned hereby acknowledge that their respective obligations under the Corporate Guaranty executed by each of them shall also apply to the Letter Agreement and Note as modified by the terms hereof.

SYSTEMATIC BUSINESS SERVICES, INC.

By: /s/ John McCarty
Title: Exec. VP and CFO

EXAMONE WORLD WIDE, INC.

By: /s/ John McCarty
Title: Exec. VP and CFO